Exhibit 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”) dated as of June 16, 2010, is made by and among TRIUMPH GROUP, INC., a Delaware corporation (“TGI”); PNC BANK, NATIONAL ASSOCIATION, a national banking association as Administrative Agent for the Banks under the Credit Agreement referred to herein (hereinafter referred to in such capacity as the “Administrative Agent”); and the BANKS party hereto (the “Consenting Banks”).

Reference is made to the Credit Agreement dated as of May 10, 2010, by and among the Borrowers, the Guarantors, the Banks, the Administrative Agent and the other Agents party thereto (the “Credit Agreement”).  (Capitalized terms used herein and not otherwise defined shall have the meanings provided for in the Credit Agreement).

The Borrowers, the Guarantors, the Consenting Banks and the Administrative Agent have agreed that the Credit Agreement be amended as provided herein, effective as of the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Amendments to Credit Agreement.

(a)           Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to add the following new definitions:

“BBH Obligations shall mean the obligations of TGI to Brown Brothers Harriman & Co. arising under the IDB Guaranty.”

“Chatsworth Property shall mean that certain land and improvements thereon commonly known as 9301 Mason Avenue, Chatsworth, Los Angeles County, CA 91311.”

“Collateral Agency Agreement shall mean the Collateral Agency Agreement dated as of June 16, 2010, by and among the Loan Parties, Royal Bank of Canada, Brown Brothers Harriman & Co. and the Administrative Agent.”

“IDB Guaranty shall mean the Amended and Restated Guaranty and Suretyship Agreement, dated as of April 18, 2008, among TGI and Brown Brothers Harriman & Co., as amended from time to time (including in connection with the Acquisition) provided that the principal amount of indebtedness guaranteed thereunder shall not exceed in the aggregate $10,800,000.00.”

“Indiana Financing Agreement shall mean the Financing Agreement dated as of November 29, 2005, by and among The Triumph Group Operations, Inc., City of Shelbyville, Indiana and Brown Brothers Harriman & Co., as amended from time to time (including in connection with the Acquisition.)”

“Pennsylvania Financing Agreement shall mean Financing Agreement, dated April 18, 2008, by and among Triumph Controls, LLC, Montgomery County Industrial Development Authority and Brown Brothers Harriman & Co., as amended from time to time (including in connection with the Acquisition.)”

“Specified IDB Obligations shall mean the Indebtedness and related obligations of The Triumph Group Operations, Inc., Triumph Controls, LLC and TGI arising pursuant to the Indiana Financing Agreement, the Pennsylvania Financing Agreement and the IDB Guaranty, respectively provided that in no event shall the aggregate principal amount of Specified IDB Obligations exceed $10,800,000.00.”

(b)           Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to amend and restate the following definitions:

“Bank-Provided Hedge” shall mean an Interest Rate Hedge or other hedging transaction which is provided by any Bank or any Affiliate thereof,  and meets the following requirements: such Interest Rage Hedge or other hedging transaction (i) is documented in a standard International Swap Dealer Association agreement, (ii) provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner, and (iii) is entered into for hedging (rather than speculative) purposes. The liabilities of any Borrower or any Guarantor to the provider of any Bank-Provided Hedge (the “Hedge Liabilities”) shall be “Obligations” hereunder, guaranteed obligations under the Guarantee and Collateral Agreement and otherwise treated as Obligations for purposes of each of

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the other Loan Documents. The Liens securing the Hedge Liabilities shall be pari passu with the Liens securing all other Obligations under this Agreement and the other Loan Documents.”

“Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest in the Collateral; provided that (i) the Vought Term Loan Obligations (and any Permitted Refinancing Debt in respect thereof), the BBH Obligations and the obligations under the B&R Promissory Note shall be permitted to be secured by the Collateral on a pari passu basis with such security interest in the Collateral securing the Obligations and (ii) Liens which both (a) are Permitted Liens and (b) have priority over the Liens granted to the Administrative Agent pursuant to the Loan Documents by operation of Law shall be permitted on the Collateral.”

“Term Lender Provided Hedge shall mean an Interest Rate Hedge or other hedging transaction which is provided by any lender under the Vought Term Loans or Incremental Term Loans or any Affiliate thereof to the extent that the obligations of the Loan Parties thereunder are secured jointly with the Vought Term Loans or Incremental Term Loans, respectively and provided, that each such Interest Rate Hedge or other hedging transaction meets the following requirements: such Interest Rate Hedge or other hedging transaction (i) is documented in a standard International Swap Dealer Association agreement, (ii) provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner, and (iii) is entered into for hedging (rather than speculative) purposes.”

“2010 Bonds shall mean notes issued by TGI to finance a portion of the Acquisition or to refinance the Vought Bridge Loans; provided the aggregate principal amount thereof does not exceed $400,000,000, plus or minus, as the case may be, the amount by which the aggregate initial principal amount of the Vought Term Loans is less than or greater than, respectively, $300,000,000; provided, further, that the 2010 Bonds shall, in any case, meet the Vought Financing Parameters.”

(c)           Section 5.1.23 [Senior Debt Status] of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

“The Obligations of each Loan Party under this Agreement are not superior in right of payment to the B&R Promisory Note.”

(d)           Section 6.1.3 [Delivery of Loan Documents] of the Credit Agreement is hereby amended by adding the Collateral Agency Agreement in form and substance acceptable to the Administrative Agent to the documents required to be delivered on the Closing Date.

(e)           Section 7.1.16 [Collateral and Additional Collateral; Execution and Delivery of Additional Collateral Documents] of the Credit Agreement is hereby amended to:

(i)            insert a new paragraph immediately prior to paragraph (a) thereof to read:

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“In the case of each of clauses (a), (b), (c) and (d) below, the Borrower shall, and shall cause each of its Subsidiaries, to:”;

(ii)           provide that each of the references in clause (d) of Section 7.1.16 to 66% are amended to read “65%”;

(iii)          provide that each of the references in clause (d) of Section 7.1.16 to “Loan Party” is amended to read “Domestic Loan Party”; and

(iv)          provide that the last paragraph of Section 7.1.16 is hereby amended to  replace the words “condition precedent” therein with the word “covenant.”

(f)            Section 7.1.18 [Intercreditor Issues] of the Credit Agreement is hereby amended in its entirety to read as follows:

“7.1.18        Intercreditor Issues.

In the event of a breach or default (i) under the Intercreditor Agreement or the Collateral Agency Agreement by any party thereto (other than the Administrative Agent), or (ii) by any holder of any Indebtedness which is subordinated to the Obligations, of such subordination provisions, in each case, which circumstance is capable of being cured or mitigated by action or inaction by any of the Loan Parties, the Loan Parties shall take any practicable action or refrain from taking action available to it to cure or mitigate such breach or default.  By way of example only, and without limiting the generality of the foregoing, if, the collateral agent for the lenders of the Vought Term Loan receives a Lien on the assets which is not also provided to the Administrative Agent, the Loan Parties shall grant a Lien to the Administrative Agent thereon. “

(g)           Section 7.1.19 [Chatsworth Property] is hereby added to the end of Section 7.1 [Affirmative Covenants] of the Credit Agreement, and shall read as follows:

“7.1.19 Chatsworth Property.

On or prior to December 31, 2010 (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Loan Parties will take, or will cause to be taken, the actions specified in Section 7.1.16(b) with respect to the Chatsworth Property (irrespective of its value), unless the Chatsworth Property shall have been transferred or otherwise disposed of,

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in each case to a third party, prior to such date in a transaction otherwise permitted pursuant to this Agreement.”

(h)           Clauses (i)(e), (i)(g) and (i) (l) of Section 7.2.1 [Indebtedness] of the Credit Agreement are hereby amended, respectively, to read in their entirety as follows:

“(e) the IDBs existing on the date hereof so long as the principal amount thereof is not hereafter increased and no additional assets (other than as provided in the Collateral Documents) become subject to Liens associated therewith;

“(g) Indebtedness secured by Purchase Money Security Interests and Capital Lease Obligations incurred after the date hereof in an aggregate amount outstanding at any time (including additional IDBs) not to exceed $50,000,000;

“(l) Guaranties by any Loan Party of secured Indebtedness of any other Loan Party otherwise permitted to be incurred under this Section 7.2.1(i) (other than (i) Sections (b), (f), (g), (j), (k) and (m) of this Section 7.2.1(i) and (ii) Section (e) of this Section 7.2.1(i), other than pursuant to the IDB Guaranty and the Collateral Documents;”

(i)            Clause (viii) of Section 7.2.4 [Loans and Investments] of the Credit Agreement is hereby amended to read as follows:

“(viii)      other investments not identified above so long as the aggregate amount of such investments made and outstanding after the date hereof shall not at any time exceed $15,000,000;”

(j)            Section 7.2.20 [Repayment of Convertible Notes: Repayment of the Subordinated Indebtedness] is hereby amended by deleting the final “.” thereof and replacing it with the following:

“provided that no such repayment of subordinated indebtedness may be made if an Event of Default shall have occurred and be continuing or would result from such repayment.”

(k)           Section 8.1.5 [Defaults in Other Agreements or Indebtedness] of the Credit Agreement is hereby amended to read in its entirety as follows:

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“8.1.5      Defaults in Other Agreements or Indebtedness.

(a) A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Borrower or Subsidiary of any Borrower may be obligated as a borrower or guarantor in excess of $25,000,000.00 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness (and such right shall not have been waived) or the termination of any commitment to lend thereunder, or (b) without limiting the foregoing, there occurs and is continuing any event of default giving rise to a right of acceleration or termination under (i) the Convertible Debt Documents (ii) the Vought Term Loans, (iii) the 2009 Bonds, (iv) the Vought Bridge Loans, (v) the 2010 Bonds, or (vi) the Specified IDB Obligations, or (c) without limiting the foregoing, the Receivables Facility is terminated prior to maturity as a result of a breach, default, event of default, or Termination Event (as defined in the Receivables Purchase Agreement).”

(l)            Section 8.2.5.1 [Application of Proceeds] of the Credit Agreement is hereby amended in its entirety to read as follows:

“8.2.5.1   Application of Proceeds.

From and after the date on which the Administrative Agent has taken any action pursuant to this Section 8.2, and until all Obligations of the Borrowers have been paid in full, any and all proceeds received by the Administrative Agent from any sale or other disposition of the Collateral, or any part thereof, or on account of the exercise of other remedies by the Administrative Agent, shall, subject to the Intercreditor Agreement and the Collateral Agency Agreement, be applied as described in Section 6.5 of the Guarantee and Collateral Agreement.”

(m)          Section 8.2.5.2 [Collateral Sharing] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“8.2.5.2 Collateral Sharing.

All Liens granted under the Collateral Documents and any other Loan Document shall secure ratably and on a pari passu basis (i) the Obligations in favor of the Administrative Agent and the Banks hereunder and (ii) the Obligations incurred by any of the Loan Parties in favor of any Bank (or any Affiliate of any Bank) which provides a Bank-Provided Hedge or an Other Bank Provided Financial Service Product (the “IRH Provider”), and (iii) the BBH Obligations.  The Administrative Agent under the Collateral Documents shall be deemed to serve as the collateral agent (the “Collateral Agent”) for Brown Brothers Harriman & Co. (solely with respect to the Collateral granted for the benefit of Brown Brothers Harriman & Co. pursuant to the Guarantee and Collateral Agreement and the Mortgages, and subject to the Collateral Agency Agreement), the IRH Providers and the Banks hereunder; provided that the Collateral Agent shall comply with the instructions and directions of the Administrative Agent (or the Banks under this Agreement to the extent that this Agreement or any other Loan

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Document empowers the Banks to direct the Administrative Agent), as to all matters relating to the Collateral, including the maintenance and disposition thereof.  Neither Brown Brothers Harriman & Co. nor any IRH Provider (except in its capacity as a Bank hereunder) shall be entitled or have the power to direct or instruct the Collateral Agent on any such matters or to control or direct in any manner the maintenance or disposition of the Collateral.”

(n)           Section 10.11.1 [Successors; Assignments] is amended by adding the following sentence at the end thereof:

“Notwithstanding anything to the contrary provided in this Section, to the extent TGI’s consent is required for any assignment by a Bank, such consent shall be deemed given unless TGI shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof.”

(o)           Section 10.22 [Intercreditor Agreement] of the Credit Agreement is amended to read in its entirety as follows:

“10.22     Intercreditor Agreement; Collateral Agency Agreement.

The Administrative Agent is authorized and directed to enter into the Intercreditor Agreement and the Collateral Agency Agreement on behalf of the Banks and each of the Banks hereby approves and agrees to be bound by the terms of the Intercreditor Agreement and the Collateral Agency Agreement.”

(p)           The Credit Agreement is further amended by deleting Schedule 1.1(P) [Permitted Liens] therefrom and replacing it with Schedule 1.1(P) [Permitted Liens] attached to this Amendment.

(q)           The Credit Agreement is further amended by deleting Exhibit 10.20(A) [Form of Borrower Joinder] therefrom and replacing it with Exhibit 10.20(A) [Form of Borrower Joinder] attached to this Amendment.

(r)            The Credit Agreement is further amended by deleting Exhibit 10.20(B) [Form of Guarantor Joinder] therefrom and replacing it with Exhibit 10.20(B) [Form of Guarantor Joinder] attached to this Amendment.

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2.             Effectiveness of This Amendment.  This Amendment shall be effective upon execution by (i) each of the Borrowers and each of the Guarantors party to any Loan Document at the time of such effectiveness, and (ii) the Banks constituting the Required Banks; it being understood that this Amendment, if executed and delivered on the Closing Date, shall be deemed to be effective prior to the consummation of the Acquisition and satisfaction of the condition set forth in Section 6.1.19 of the Credit Agreement. On such date the Loan Parties shall cause the president or chief financial officer of TGI to deliver to the Administrative Agent a certificate as to the solvency of TGI and its Subsidiaries on a consolidated basis.

3.             Miscellaneous.

(a)           All of the terms, conditions, provisions and covenants in the Notes, the Credit Agreement, the Loan Documents, and all other documents delivered to the Banks and the Administrative Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment and are hereby ratified and confirmed.

(b)           This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(c)           The Borrowers shall reimburse the Administrative Agent for all expenses for which the Administrative Agent is entitled to be reimbursed, including the fees of counsel for the Administrative Agent in connection with this Amendment.

(d)           Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Banks and the Administrative Agent and their respective successors and assigns.

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(e)           This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

(f)            The execution and delivery of this Amendment shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

(g)           Each Borrower represents and warrants that there exists no Event of Default or Potential Default.

(h)           Each Borrower represents and warrants that as of the execution hereof (i) the only Loan Party is TGI; and (ii) no other Person is required to be a “Loan Party” hereunder.

(i)            The Loan Parties hereby represent and warrant to the Administrative Agent and the Banks that after giving effect to this Amendment, (1) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date, and (2) the Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement, as amended hereby, and the other Loan Documents.  This Amendment has been duly executed by an authorized officer of each Loan Party.  The execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any Law, charter, articles, or certificate of incorporation or organization, bylaws, operating

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agreement or other agreement governing or binding upon any of the Loan Parties or any of their property.

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[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

By:	/s/ M. David Kornblatt
Name: M. David Kornblatt
Title: Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Brian T. Vesey
Name: Brian T. Vesey
Title: Vice President

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, individually and as Syndication Agent

By:	/s/ Carol Castle
Name: Carol Castle
Title: Senior Vice President

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY, individually and as Managing Agent

By:	/s/ Tracey E. Sawyer-Calhoun
Name: Tracey E. Sawyer-Calhoun
Title: Vice President

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Managing Agent

By:	/s/ Deborah R. Winkler
Name: Deborah R. Winkler
Title: Vice President

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

SOVEREIGN BANK, individually and as Managing Agent

By:	/s/ Francis D. Phillips
Name: Francis D. Phillips
Title: Senior Vice President

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, individually and as Managing Agent

By:	/s/ Roberts A. Bass
Name: Roberts A. Bass
Title: Senior Vice President

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Patrick McGraw
Name: Patrick McGraw
Title: Vice President

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

TRISTATE CAPITAL BANK

By:	/s/ Timothy A. Merriman
Name: Timothy A. Merriman
Title: Senior Vice President

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Jackie Barrett
Name: Jackie Barrett
Title: Authorized Signatory

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Misty L. Cleary
Name: Misty L. Cleary
Title: Assistant Vice President

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Scott Umbs
Name: Scott Umbs
Title: Authorized Signatory

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

[SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRST NIAGARA BANK

By:	/s/ Tara Handforth
Name: Tara Handforth
Title: Vice President